2022 Third Quarter Earnings Conference Call Tuesday, October 25, 2022

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that cons titute forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward- looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The risks and uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, including the effects of the implementation of the current expected credit losses model; regulatory risks associated with current and future regulations; and the COVID-19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law.

Record Loan Production, Improved Asset Quality & Enhanced Profitability Earnings & Profitability • Net interest income increased 8% Q-o-Q and 18% Y-o-Y, reflecting increased average loans receivable and loan yields compounded with higher net interest margin • Net interest margin expanded 13bps Q-o-Q with expansion of interest-earning asset yields outpacing rising cost of deposits • Pre-provision net revenue (“PPNR”) increased 12% Q-o-Q to a record $82.6MM Loans • Record new loan production of $1.35 billion, up 5% Q-o-Q and up 34% Y-o-Y • Mix of new originations well diversified with C&I 55%, CRE 40% and Mortgage and Consumer 5% • Loans receivable increased 6.5% Q-o-Q, or 11% year-to-date Deposits • Deposits increased 3.1% Q-o-Q, supporting the strong loan growth in the third quarter • Total cost of deposits increased 46bps Q-o-Q, reflecting the acceleration of recent Fed Funds rate hikes Asset Quality • Criticized loans decreased 16.6% Q-o-Q or 43.1% YTD, representing 5th consecutive quarter of reductions • Total nonperforming assets decreased 12.3% Q-o-Q or 14.7% Y-o-Y • Losses remain minimal with annualized net charge offs to average loans receivable of 0.01% Q3 2022 Financial Highlights 3 Net Income $53.7M Diluted EPS $0.45 Gross Loans $15.49B Total Deposits $15.50B 1 PPNR (pre-provision net revenue) is a non-GAAP financial measure. A quantitative reconciliation of GAAP to non-GAAP financial measure is provided on Slide 16.

Loan Production & Portfolio Trends New Loan Originations Funded ($ Millions) $590 $623 $578 $545 $534 $344 $539 $344 $557 $747 $75 $81 $104 $184 $68 3Q21 4Q21 1Q22 2Q22 3Q22 $1,243 $1,026 $1,286 $1,009 $1,349 CRE C&I Mortgage and Consumer • Total loans receivable increased 6.5% Q-o-Q, or 11% year-to-date • Aggregate payoffs and paydowns decreased to $710.6 from $870.0 million in 2Q22 • C&I loans increased to 33% of loans receivable as of 9/30/22 from 30% as of 6/30/22; CRE loans declined to 61% from 64% over the same period +25%+23% -17% +5% $13.42 $13.95 $14.07 $14.55 $15.49 12 .25 12 .75 13 .25 13 .75 14 .25 14 .75 15 .25 15 .75 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 • Record new loans funded of $1.35 billion, representing 5% increase Q-o-Q, 34% increase Y-o-Y and the 5th consecutive quarter of $1 billion-plus loan production • Originations reflect record C&I production volume accounting for 55% of new loans, with CRE 40% and Mortgage and Consumer loans 5% • Average rate on new loans increased 111bps Q-o-Q to 5.37% Loans Receivable ($ Billions) Q-o-Q change +4% +3% +6% +1% Average Rate of New Loans 3Q21 4Q21 1Q22 2Q22 3Q22 3.36% 3.38% 3.54% 4.26% 5.37% 4 Q-o-Q change

Transformation to Lower-Risk Loan Portfolio 71% 22% 7% 61% 33% 6% $15.49 B (as of 9/30/2022) $12.10 B (as of 9/30/2019) $9.50 Billion CRE Portfolio Retail – Multi 20% Industrial & Warehouse 13% Multi-family 13% Hotel & Motel 11% Gas Station & Car Wash 11% Mixed Use 9% Retail – Single 8% All Other CRE 15% $8.59 Billion CRE Portfolio Retail – Multi 20% Hotel Motel 19% Industrial & Warehouse 11% Gas Station & Car Wash 11% Mixed Use 9% Office Building 7% All Other CRE 23% $5.12 Billion C&I Portfolio Manufacturing 14% Wholesale Trade 13% Information 12% Warehouse Line 7% Gas Station 5% Restaurant 5% Health Care/Social Asst. 4% All Other C&I 40% $2.64 Billion C&I Portfolio Wholesale Trade 25% Manufacturing 15% Warehouse Line 11% Supermarkets 5% Restaurant 5% Gas Station 5% Transportation & Warehouse 4% All Other C&I 30% Note: All Others includes business types representing less than 4% of total C&I portfolio, including: Gas Station, Restaurant, Real Estate & Leasing, Retail, Laundries/Drycleaners, Liquor Stores, Hotel/Motel, Services, and Other smaller segments. Note: All Others includes property types representing less than 7% of total CRE portfolio, including: Mixed Use, Retail-Single, Church, Residential, Office, Golf Course and Other smaller segments. Note: All Other C&I includes business types representing less than 4% of total C&I portfolio, including: Retail Trade, RE & Leasing, Hotel/Motel, Laundries & Drycleaners, Liquor Store, Supermarkets, Transportation and Other smaller segments. Note: All Other CRE includes property types representing less than 7% of total CRE portfolio, including: Office, Church, Golf Course, and Other smaller segments. 5

Net Interest Income and Margin 6 • Net interest income before provision for credit losses increased 8% Q-o-Q and 18% Y-o-Y • Increase attributed to higher average loans receivable and loan yields, combined with net interest margin expansion Net Interest Income & NIM ($ Millions) $130.3 $133.3 $133.2 $141.5 $153.2 3.07% 3.13% 3.21% 3.36% 3.49% 3Q21 4Q21 1Q22 2Q22 3Q22 3.36% 3.49% Loan yield increase Borrowings cost increase +50bps 3Q22 net interest margin increased 13bps Q-o-Q Net Interest Income NIM Increase Decrease Total Q-o-Q increase +8% +2% -0% +6% Net Interest Margin 2Q22 3Q22 -45bps • 13bps Q-o-Q increase in net interest margin primarily reflected increases in loan yield (+50bps) and average loan balance (+8bps) partially offset by higher interest bearing deposit costs (-45bps) Inv securities decrease + yield increase +8bps Interest bearing deposit cost increase + balance increase -4bps +4bps Loan balance increase

95% 4% 99% 43% 5% 96% 100% 1% 57% 0% 20% 40% 60% 80% 10 0% 12 0% CRE Commercial SBA Mortgage Consumer Total Origination Fixed/Hybrid Variable Loan Portfolio Interest Rate Breakdown Variable 46% @6.00% 2 Fixed 25% @3.91% 2 Hybrid 1 29% @3.98% 2 Fixed/Variable & Average Rate of New Loan Originations (As of 9/30/2022) Fixed / Variable Breakdown of Total Loan Portfolio (As of 9/30/2022) 1 Hybrid loans have fixed interest rates for a specified period and then convert to variable rates (fixed as of 9 /30/2022) 2 The weighted average rate represents coupon rate and excludes loan discount accretion and interest on nonaccrual loans • Variable rate loans as percentage of total new loan originations increased to 57% of new production from 41% in 2Q 2022 • As of 9/30/2022, variable rate loans increased to 46% of total loans from 44% for 2Q 2022 • Positioned as asset sensitive at 9/30/2022 • $522 million in hybrid interest rate loans will change from fixed to variable rate within the next 12 months 7 4.94% 5.55% 7.59% 4.99% 5.37% 1 Hybrid loans have fixed interest rates for a specified period and then convert to variable rates (fixed as of 9/30/2022) 1

Noninterest Income 8 • Noninterest income increased 5% Q-o-Q to $13.4 million vs. $12.7 million in 2Q22 – Primary customer-related service fees increased 10% Q-o-Q – Other income and fees increased 94% Q-o-Q, largely reflecting an increase in swap fee income and a reduction in fair value losses on investments – These increases were offset by lower net gains on the sale of SBA loans and residential mortgage loans • Sold $57.8 million of the guaranteed portion of SBA 7(a) loans to the secondary market in 3Q22 vs. $70.2 million in 2Q22 • Sold $3.7 million of residential mortgage loans vs. $4.1 million in 2Q22 1 Gain on Sale of Other Loans includes net gains on sales of residential mortgage loans, as well as other loans 2 Primary Customer-Related Service Fees include service fees on deposit accounts, international service fees, loan servicing fees, and wire transfer fees $4.2 $4.6 $4.5 $4.7 $5.2 $2.5 $3.6 $5.6 $5.8 $2.8 $0.8 $0.5 $0.8 -$0.5 $0.1 $3.2 $4.3 $2.3 $2.7 $5.2 3Q21 4Q21 1Q22 2Q22 3Q22 Other Income and Fees Gain on Sale of Other Loans Gain on Sale of SBA Loans Primary Customer-Related Service Fees $13.1 $13.2 $12.7 $13.4 $10.6 Noninterest Income ($ Millions) 1 2

• Noninterest expense increased to $83.9 million from $80.4 million in 2Q22 • Q-o-Q increase in salaries and benefits for 3Q22 largely reflects full impact of FTE count increase in prior quarter, and higher incentive compensation accruals resulting from strong financial performance • Q-o-Q increase in other noninterest expense reflects an increase in earnings credit expense on deposit accounts as a result of the significant rate hikes Efficiency Ratio & Noninterest Expense to Average Assets 4 53.58% 50.70% 51.50% 52.09% 50.39% 1.70% 1.67% 1.70% 1.80% 1.82% 3Q21 4Q21 1Q22 2Q22 3Q22 Efficiency Ratio Noninterest Expense/Avg Assets 9 $47.0 $44.6 $47.7 $51.1 $53.2 $20.6 $21.0 $19.9 $20.1 $18.7 $1.5 $1.7 $1.5 $2.9 $1.3$6.4 $7.0 $6.3 $6.3 $10.8 1,449 1,476 1,509 1,537 1,539 3Q21 4Q21 1Q22 2Q22 3Q22 Compensation Other core operating expenses Credit related & OREO Other Full-time employee (FTE) $75.4 $80.4 $83.9 $75.5 $74.2 Noninterest Expense and Efficiency Noninterest Expense & FTE ($ Millions) 1 Other core operating expenses include: Occupancy & equipment, Advertising & marketing, Data & communications, Professional fees and FDIC assessment • Efficiency ratio improved to 50.39% for 3Q22 primarily reflecting strong revenue growth outpacing higher noninterest expense 1

Deposit Trends 10 Deposit Composition ($ Billions) Deposit Cost Trend Average Deposits and Cost of Interest-Bearing Deposits ($ Billions) 0.27% 0.25% 0.24% 0.24% 0.23% 0.23% 0.23% 0.23% 0.25% 0.26% 0.32% 0.41% 0.56% 0.79% 1.02% $9.1 $9.1 $9.3 $9.1 $9.7 $5.8 $6.0 $5.7 $5.7 $5.7 0.42% 0.39% 0.38% 0.54% 1.25% 0.00% 0.50% 1.00% 1.50% 2.00% 3Q21 4Q21 1Q22 2Q22 3Q22 Average Noninterest Bearing Deposits Average Interest Bearing Deposits Cost of Interest Bearing Deposits $6.0 $5.8 $5.5 $5.7 $5.6 $5.9 $6.2 $6.5 $6.3 $5.9 $0.3 $0.3 $0.3 $0.3 $0.3 $2.9 $2.8 $2.2 $2.7 $3.7 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 $15.06 $15.50$15.03 $14.52 $15.04 +4%-3% 0% +3% Q-o-Q growth annualized Quarterly Cost of Deposits Monthly Cost of DepositsDDA MMA/NOW Savings Time 0.26% 3Q21 0.79% 3Q22 0.33% 2Q22 0.24% 1Q22 0.23% 4Q21 $14.99 $15.45 $14.80$14.95$15.07 • Total cost of deposits increased 46bps Q-o-Q reflecting acceleration of recent Fed Funds rate hikes • Average interest-bearing deposits increased 7% Q-o-Q • Average noninterest bearing deposits were stable at $5.72 billion • Total cost of interest-bearing deposits increased 71bps Q-o-Q • Total deposits increased 3% Q-o-Q • The increase in time deposits Q-o-Q reflects short- term funding to support strong loan growth

Asset Quality Nonperforming Assets ($ Millions) Total Criticized Loans ($ Millions) 11 $98.5 $109.2 $100.4 $108.6 $95.5 $15.2 $2.6 $2.0 $2.0 $1.5 0.64% 0.62% 0.58% 0.61% 0.51% 3Q21 4Q21 1Q22 2Q22 3Q22 NPLs OREO NPAs/Total Assets $306.8 $257.2 $167.0 $95.8 $79.4 $243.7 $242.4 $226.7 $244.7 $204.7 4.10% 3.58% 2.80% 2.34% 1.83% 3Q21 4Q21 1Q22 2Q22 3Q22 Substandard & Doubtful Special Mention Total Criticized Loans as a % of Total Loans -$10.0 $1.5 -$11.0 $3.2 $9.2 1.28% -0.07% -0.52% -0.03% 0.01% 3Q21 4Q21 1Q22 2Q22 3Q22 Provision for Credit Losses Net (Recoveries) Charge Offs (annualized) (Credit) for Credit Losses • Special mention loans decreased 17% Q-o-Q • Substandard loans decreased 16% Q-o-Q • Total criticized loans declined 17% Q-o-Q to 1.83% of loans receivable vs. 2.34% at 6/30/22 • YTD, total criticized loans declined 43% • Provision for credit losses of $9.2 million primarily reflects strong loan growth and addresses future economic headwinds • Net charge offs of $219,000 or 0.01% of average loans receivable, annualized • Total nonperforming assets decreased 12% Q-o-Q, reflecting reductions in all categories – Nonaccrual loans declined 7% Q-o-Q – Delinquent loans on accrual status declined 57% Q-o-Q – Accruing TDR loans declined 4% Q-o-Q – OREO declined 26% Q-o-Q $111.8 $102.4 $110.6 $97.0 $113.7 $499.6 $393.6 $340.5 $284.1 $550.5 Provision (Credit) for Credit Losses & Net Charge Offs (Recoveries) ($ Millions)

12.13% 10.32% 10.69% 11.33% $12.80 11.72% 10.25% 10.32% 10.91% $12.60 Total Risk-Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Common Equity Ratio Tier 1 Capital Ratio Tangible Common Equity per Share 6/30/2022 9/30/20222 $17.3 $16.8 $16.8 $16.9 $16.7 $47.2 $2.8 $14.7 3Q21 4Q21 1Q22 2Q22 3Q22 Dividends Buybacks Strong Capital Position & Returns Capital Positions Dividends & Buybacks ($ Millions) Maintaining strong levels of capital • All regulatory capital ratios remain at strong levels • Tangible common equity per share decreased Q-o-Q to $12.60 reflecting impact to AOCI from marks on securities portfolios Committed to strong stockholder returns • Quarterly common stock dividend maintained at $0.14 per share • $35.3 million remaining of $50.0 million share buyback plan as of 9/30/22 • Dividend yield: 4.43% (9/30/22) | Dividend payout ratio: 30.98% (TTM) 12 1 Tangible common equity per share is a non-GAAP financial measure. A quantitative reconciliation of the GAAP to non-GAAP financial measure is provided on Slide 16. 1

2022 Full-Year Outlook  Loan Growth: A greater level of confidence for achieving the higher end of 2022 full-year guidance of high single-digit to low double-digit loan growth, excluding SBA PPP  Noninterest Expenses: Noninterest expense to average assets expected to be approximately 1.75%- 1.78% for 2022 full-year  Net Interest Margin: Expect continued margin expansion for 2H 2022, but at a lower magnitude of expansion than Q2 2022  Asset Quality: Anticipate improving asset quality metrics with criticized balances continuing downward trend in 2H 2022, resulting in approximately 30-40% reduction for 2022 full-year  Profitability: Net interest income expansion driven by rising interest rates and earnings asset growth Current outlook as of 3Q22  Loan Growth: Continued loan growth in 4Q 2022, achieving the higher end of 2022 full-year guidance of high single-digit to low double-digit growth, excluding SBA PPP  Noninterest Expenses: Noninterest expense to average assets expected to be approximately 1.75%- 1.80% for 2022 full-year  Net Interest Margin: Expect flat to slight margin compression in 4Q 2022, potentially offsetting to a small degree year-to-date expansion  Asset Quality: Continuation of improving asset quality metrics with criticized balances continuing downward trend in 4Q 2022, resulting in approximately 50-60% reduction for 2022 full-year  Profitability: Net interest income expansion expected to range from 13-16% for 2022 full-year Previous outlook as of 2Q22

Q&A 2022 Third Quarter Earnings Conference Call

Appendix 15

Appendix: Non-GAAP Financials Management reviews select non-GAAP financial measures in evaluating the Company’s financial performance and in response to market participant interest. A reconciliation of the GAAP to non-GAAP financial measures utilized by management is provided below. 16 Pre-provision Net Revenue (PPNR) ($ in thousands) 3Q21 2Q22 3Q22 Net interest income before provision (credit) for credit losses $ 130,296 $ 141,538 $ 153,186 Noninterest income 10,617 12,746 13,355 Revenue 140,913 154,284 166,541 Less: noninterest expense 75,502 80,365 83,914 Pre-provision net revenue $ 65,411 $ 73,919 $ 82,627 Tangible Common Equity Per Share ($ in thousands) 3Q21 2Q22 3Q22 Total stockholders’ equity $ 2,074,398 $ 2,000,369 $ 1,975,725 Less: Goodwill and core deposit intangible assets, net (472,630) (471,148) (470,662) Tangible common equity 1,601,768 1,529,221 1,505,063 Common shares outstanding 120,198,061 119,473,939 119,479,253 Tangible common equity per share $ 13.33 $ 12.80 $ 12.60